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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Christopher H. Garrett, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                 /s/ Christopher H. Garrett
                                                 -----------------------------
                                                 Christopher H. Garrett
                                                 Director
                                                 Transamerica Life Insurance
                                                 Company

September 2, 2003
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Arthur C. Schneider, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                  /s/ Arthur C. Schneider
                                                  -----------------------------
                                                  Arthur C. Schneider
                                                  Director
                                                  Transamerica Life Insurance
                                                  Company

September 2, 2003
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                  /s/ Larry N. Norman
                                                  ----------------------------
                                                  Larry N. Norman
                                                  Director
                                                  Transamerica Life Insurance
                                                  Company

September 2, 2003
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Brenda K. Clancy, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

                                                  /s/ Craig D. Vermie
                                                  -------------------
                                                  Craig D. Vermie
                                                  Director
                                                  Transamerica Life Insurance
                                                  Company

September 2, 2003
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie, her attorney-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

                                                  /s/ Brenda K. Clancy
                                                  --------------------
                                                  Brenda K. Clancy
                                                  Director
                                                  Transamerica Life Insurance
                                                  Company

September 2, 2003
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                 /s/ Robert J. Kontz
                                                 ----------------------------
                                                 Robert J. Kontz
                                                 Vice President
                                                 Transamerica Life Insurance
                                                 Company

September 2, 2003
Date